UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2020

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway, Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code): (314) 932-6160

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, Foresight Energy LP and its debtor affiliates (collectively, “Foresight” or the “Company”) filed voluntary petitions for relief under Title 11 of the United States Code (the “Cases”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”).

On April 9, 2020, Foresight filed its chapter 11 plan of reorganization (as amended, modified, or supplemented from time to time, the “Plan”).  On June 24, 2020, the Bankruptcy Court entered an order, Docket No. 593 (the “Confirmation Order”) confirming the Plan.

The Plan provides for the reduction of over $1 billion of Foresight’s existing indebtedness and the elimination of approximately $94 million of Foresight’s anticipated annual cash interest payments, plus additional reductions in annual cash flow expenses through modified contractual terms with key logistics, mineral interest, and vendor counterparties.  Holders of Foresight Energy LP’s common and subordinated units will not receive any recovery under the Plan.  As of May 1, 2020, the registrant had 80,996,773 common units and 64,954,691 subordinated units outstanding.

Additionally, pursuant to the Plan, Foresight will emerge from chapter 11 with $225 million in secured exit facility loans (the “Exit Facility”), $75 million of which will convert to equity 60 days following the closing of the Exit Facility, and will have approximately $60 million in cash liquidity.  A copy of the Confirmation Order with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Foresight expects that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur after all conditions precedent to the Plan have been satisfied.  Although we are targeting occurrence of the Effective Date as soon as reasonably practicable, we can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan and related documents prior to the Effective Date.

The organizational documents of reorganized Foresight will become effective on the Effective Date, and will authorize reorganized Foresight to issue shares of new common equity pursuant to the Plan, in the amounts and on the terms set forth in the Plan.

Information regarding the assets and liabilities of Foresight is hereby incorporated by reference to Foresight’s (i) Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on April 6, 2020, and (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed with the SEC on May 15, 2020.

Statements contained in this current report that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions.  These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” “target,” “goal,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, including under the heading “Risk Factors” in Item 1A.  In addition, our actual results could be affected by the risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Plan, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Cases and the outcome of the Cases in general, (v) the length of time the

Company will operate under the Cases, (vi) risks associated with third party motions in the Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Plan, (vii) the potential adverse effects of the Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the Plan, (ix) the transactions contemplated by the Plan being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. These factors are not necessarily all the important factors that could affect us.  Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements.  All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.  We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

2.1 Order of the Bankruptcy Court, dated June 24, 2020, confirming Foresight’s Joint Plan of Reorganization under the Bankruptcy Code, together with such Joint Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP

By:	Foresight Energy GP LLC,
its general partner

By:	/s/ Robert D. Moore
Robert D. Moore
Chairman of the Board, President and Chief Executive Officer
Date: June 25, 2020

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